UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2014

LL&E ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Michigan	1-8518	76-6007940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Roger D. Parsons, Trustee
354 Indusco Ct.
Troy, Michigan 48083
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (248) 585-9900 x3121

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 3, 2014, the LL&E Royalty Trust (the “Trust”), by Roger D. Parsons, Trustee, filed a complaint against Quantum Resources Management, LLC; QR Energy, and QRE Operating, LLC (“Quantum”) for legal and injunctive relief.

Quantum serves as the oil & gas operator for the Jay Field, located in Florida and Alabama, in which the Trust owns a Net Profits Interest.  The Trust has not received Distributions from Quantum since 2008 despite the fact that Quantum is contractually required to make monthly payments to the Trust attributable to the Trust’s interest.  The Trust is seeking money damages, injunctive relief and an appointment of a receiver based on the alleged actions of Quantum.

The Trust has specifically alleged breach of contract, statutory conversion, fraud, breach of fiduciary duty, violation of the Racketeer Influenced and Corrupt Organization Act (“RICO”), accounting / injunctive relief and seeks the appointment of a receiver.

The Trust has retained Williams, Williams, Rattner & Plunkett, P.C. to serve as counsel for this matter.  The case number is 14-cv-13833-JCO-MKM.

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements contained in this press release, other than statements of historical facts, are “forward-looking statements” for purposes of these provisions. These forward-looking statements include all statements included in this press release regarding the amount of any future net revenues attributable to the Trust’s interests. Any investment in LL&E Royalty Trust Units is subject to all of the risks described in the Trust’s periodic and current reports filed with the Securities and Exchange Commission, including the risks described under the caption “Risk Factors” in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on August 19, 2011.  The Trust’s annual, quarterly and other filed reports are available over the Internet at the SEC’s web site at http://www.sec.gov.

The information furnished pursuant to this Item 8.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Trust dated October 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LL&E Royalty Trust

Date: October 15, 2014	By:	/s/ Roger D. Parsons
Roger D. Parsons, Trustee